PDL BioPharma®

Third Quarter 2015
FINANCIAL RESULTS CONFERENCE CALL

November 4, 2015



FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The ability of PDL's licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be undersecured and unable to recuperate our capital expenditures in the transaction;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency rates;
- Positive or negative results in PDL's attempt to acquire income generating assets;
- The outcome of litigation or disputes; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

Top Priority Remains Acquiring Additional Assets

- Top priority remains bringing in additional income-generating assets to support dividends
- Have committed over $1 billion since embarking on this strategy in 2012, including $265 million in third quarter
- Goal: To be the financial partner of choice to leading life science companies and other institutions seeking to access non-dilutive capital
- Completed $200 million revenue interest financing with ARIAD Pharmaceuticals in July 2015
  - PDL received royalty rights to approved leukemia drug, Iclusig®.
  - $50 million provided at transaction close. $50 million to be funded at one year anniversary. ARIAD may draw additional $100 million in second half of first year.

PDL BioPharma

AcelRx Pharmaceuticals Royalty Acquisition

- **$65 million provided to AcelRx in exchange for 75% of Zalviso® royalties received from partner, Grunenthal, as well as 80% of first four commercial milestones, subject to capped amount**
  - Term is earlier of: (1) PDL gets 3x cash-on-cash, or (2) expiration of obligation to pay royalties (2028 with potential extensions to 2033)
- **Zalviso approved in Europe in September 2015**
  - Drug device combo delivering approved opioid, sufentanil
  - Grunenthal expects product launch in first half of 2016

Royalty Acquisition

AcelRx Pharmaceuticals, Inc.

$65 million
September 2015

Paradigm Spine – Additional Loan Agreement

- **Provided additional term loan commitment of $7 million**

- **Payable in two tranches**
  - First tranche of $4 million paid at closing, net of fees.
  - Second tranche of $3 million to be funded at option of Paradigm Spine prior to June 30, 2016.

- **Original, active, senior secured financing transaction was for $75 million, of which $50 million was drawn and will mature in February of 2019**

PDL BioPharma

15 INCOME GENERATING TRANSACTIONS

11 Current Investments

Type	Company	Amount	Date
Royalty Acquisition	AcelRx Pharmaceuticals, Inc.	$65,000,000	September 2015
Royalty Acquisition	ARIAD	Up to $200,000,000	July 2015
Senior Secured Financing	CareView Communications	$40,000,000	June 2015
Royalty Acquisition	University of Michigan	$65,600,000	November 2014
Royalty Acquisition	Viscogliosi Bros., LLC	$15,500,000	June 2014
Senior Secured Note Purchase	kaléo	$150,000,000	April 2014
Senior Secured Financing	Paradigm Spine	$75,000,000	February 2014
Senior Secured Financing	Direct Flow Medical, Inc.	$50,000,000	November 2013
Royalty Acquisition	Depomed	$240,500,000	October 2013
Senior Secured Financing	LENSAR	$60,000,000	October 2013
Royalty Transaction/ Senior Secured Financing	Wellstat Diagnostics, LLC	$44,000,000	November 2012

4 Matured Investments

Type	Company	Amount	Date
Royalty Transaction/ Senior Secured Financing	Avinger	$40,000,000	April 2013
Senior Secured Financing	Durata Therapeutics	$70,000,000	October 2013
Royalty Transaction/ Senior Secured Financing	AxoGen	$20,800,000	October 2012
Senior Secured Financing	Merus Labs	$55,000,000	July 2012

Avinger: Additional royalties owed to PDL.

$919MM deployed • $312MM committed during 2015 • Over $1B committed to date

PDL BioPharma

Two New PDL Board Members

Paul Edick

- Brings over 35 years of industry experience to PDL
- Serves on multiple public and private boards
- Durata Therapeutics – Formerly CEO
- Ganic Pharmaceuticals – Formerly CEO

Samuel Saks, M.D.

- Brings over 35 years of industry experience to PDL
- Serves on multiple public and private boards
- Jazz Pharmaceuticals - Co-founder and formerly CEO
- ALZA Corporation – Formerly company group chairman
- Board certified oncologist

Third Quarter Ended September 30, 2015 Overview

(In thousands, except per share amounts)	Three Months Ended September 30, 2015	2014	Nine Months Ended September 30, 2015	2014
Royalties from Queen et al. patents	$ 119,222	$ 123,916	$ 363,916	$ 355,008
Royalty rights - change in fair value	(4,280)	27,602	19,298	73,807
Interest revenue	9,096	13,076	28,596	34,760
License and other	580	-	580	575
Total revenues	124,618	164,594	412,390	464,150
G&A expenses	8,450	5,686	23,545	17,188
Operating income	116,168	158,908	388,845	446,962
Interest and other income, net	87	75	294	207
Interest expense	(5,901)	(9,387)	(21,710)	(29,770)
Loss on extinguishment of debt	-	-	-	(6,143)
Income before income taxes	110,354	149,596	367,429	411,256
Income tax expense	40,895	47,361	135,208	144,083
Net income	$ 69,459	$ 102,235	$ 232,221	$ 267,173
Net income per share - Basic	$ 0.42	$ 0.64	$ 1.42	$ 1.70
Net income per share - Diluted	$ 0.42	$ 0.61	$ 1.42	$ 1.62

	September 30, 2015	December 31, 2014
Cash, cash equivalents and short-term investments	$ 229,682	$ 293,687
Total notes receivable	$ 353,406	$ 363,212
Total royalty rights - at fair value	$ 384,572	$ 259,244
Total assets	$ 1,020,601	$ 962,350
Total term loan payable	$ 49,842	$ -
Convertible notes payable	$ 281,581	$ 451,724
Total stockholders's equity	$ 595,957	$ 460,437

PDL BioPharma

Investment Highlights

- **Demonstrated commitment to provide meaningful returns to shareholders through dividends.**
  - Since 2009, paid special or regular dividends totaling $6.52/share.
  - In 2014, paid regular, quarterly dividends of $0.15/share totaling $0.60/share.
  - In 2015, paid regular, quarterly dividend of $0.15/share on March 12, June 12, and September 11 and will pay equivalent dividends on December 11.
- **Fifteen income generating deals to date deploying approximately $919 million in capital with potential for additional deals.**
- **Strong historic revenue growth from Queen licensed products.**
  - Potential for additional indications from existing products.
  - Potential new product royalties from solanezumab if approved.
- **Liquidity – volume averages ~3.5 million shares/day.**

PDL BioPharma

QUESTION AND ANSWER SESSION





